UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  January 31, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On January 31, 2022 John W. Ketchum, the President and Chief Executive Officer of NextEra Energy Resources, LLC, a subsidiary of NextEra Energy, Inc. (NEE), entered into a pre-arranged stock trading plan (the “Trading Plan”) to purchase shares of NEE common stock, par value $0.01 per share (the “Common Stock”). The Trading Plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934. Rule 10b5-1 permits a public company’s executive officers to adopt written, pre-arranged plans for trading in the company’s securities under specified conditions and for specified periods of time when such insiders are not in possession of material, non-public information about the company.

The Trading Plan entered into by Mr. Ketchum authorizes a broker-dealer to purchase on behalf of Mr. Ketchum $1,000,000 of Common Stock on the open market or otherwise at prevailing market prices on or after July 1, 2022. In accordance with Rule 10b5-1 and the terms of the Trading Plan, Mr. Ketchum has no discretion or control over the timing or effectuation of purchases of the Common Stock that are made pursuant to the Trading Plan.

Mr. Ketchum directly and indirectly beneficially owns 97,164 shares of Common Stock.

The transactions executed in accordance with the Trading Plan will be reported to the Securities and Exchange Commission through Form 4 filings pursuant to Section 16 of the Exchange Act and in accordance with applicable securities laws, rules, and regulations. Except as required by law, the Company does not undertake to report on specific Rule 10b5-1 trading plans that may be adopted by officers, directors, or other insiders of the Company in the future or to report any modifications or termination of any publicly announced trading plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 1, 2022

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel of NEXTERA ENERGY, INC.